U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

Venture Lending & Leasing IX, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	000-55858	82-2040715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 234-4300

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 15, 2017, the Board of Directors of Venture Lending & Leasing IX, Inc. (the “Fund”) elected Roger V. Smith, Robert J. Hutter and Scott C. Taylor to serve as independent directors of the Fund who are not “interested persons” of the Fund as defined under the Investment Company Act of 1940, as amended. Also effective as of December 15, 2017, the Board of Directors of the Fund appointed Roger V. Smith, Robert J. Hutter and Scott C. Taylor as members of the Fund’s Audit and Nominating Committees.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number Description
------------------ ---------------
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VENTURE LENDING & LEASING IX, INC.
(Registrant)

By: /s/ Maurice C. Werdegar	By: /s/ Martin D. Eng
Maurice C. Werdegar	Martin D. Eng
President and Chief Executive Officer	Vice President, Chief Financial Officer, Treasurer and Secretary
Date: December 18, 2017	Date: December 18, 2017